SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 2001

                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)



         Florida                      000-31485                11-3456837
(State or other jurisdiction         (Commission             (IRS Employer
     or incorporation)               File Number)          Identification No.)


               2101 NW 33rd Street, Suite 600A, Pompano Beach, FL
                 33069 (Address of principal executive offices,
                               including zip code)


                                 (954) 968-1913
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not Applicable.

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------


         On August 31, 2001, Method Products Corp. (the "Company") entered into a stock purchase agreement with Ameritrend Corporation, a previously wholly-owned subsidiary of Danka Holding Company ("Danka") whereby the Company purchased all of Ameritrend Corporation's ("Ameritrend") issued and outstanding capital stock.

         Pursuant to the terms of the stock purchase agreement, the Company executed a promissory note to Danka in the amount of $1,000,000, payable over the course of 180 days from the closing date, from sales of purchased inventory. Concurrent with the execution of the stock purchase agreement and issuance of the promissory note, the Company entered into a stock pledge agreement with Danka pursuant to which the Company granted Danka a security interest in the Ameritrend shares purchased by the Company, and Ameritrend entered into a security agreement with Danka whereby Ameritrend granted Danka a security interest in, among other things, all of the inventory purchased pursuant to such stock purchase agreement in order to guaranty full and complete payment of the promissory note. A copy of a press release concerning such acquisition was issued by the Company on September 4, 2001 and is attached hereto as Exhibit 1.

                  On June 30, 2001, Mr. Georges Karam resigned as a Director of the Company and on August 21, 2001, Ms. Kathryn Braithwaite was appointed as a Director of the Company.

Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable.

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

                  (a) Not Applicable

                  (b) Not Applicable

                  (c)      Exhibit 1  - Press Release


Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure

                  See Item 5. and Item 7.(c) above.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METHOD PRODUCTS CORP.


                                      By: /s/ Mark Antonucci
                                         ---------------------------------------
                                         Mark Antonucci, Chief Executive Officer


DATED: September 4, 2001